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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) JANUARY 13, 2000
                                                         ----------------




                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


            MARYLAND                 1-13232               84-125957
    --------------------------     -------------     --------------------
 (State or other jurisdiction of    (Commission       (I.R.S. Employer
 incorporation or organization)     File Number)      Identification No.)


2000 SOUTH COLORADO BLVD., SUITE 2-1000, DENVER, CO         802228
----------------------------------------------------      -----------
     (Address of principal executive offices)

Registrant's telephone number, including area code    (303) 757-8101
                                                    -----------------


                                 NOT APPLICABLE
                    ---------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On January 13, 2000, Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), sold an aggregate of 1,200,000 shares of Class M Convertible Cumulative Preferred Stock (the "Class M Preferred Stock") to AEW Targeted Securities Fund II, L.P. for an aggregate of $30 million. The press release of AIMCO, attached hereto as Exhibit 99.1, relating to the sale of the Class M Preferred Stock, is incorporated herein by reference.

         Each share of Class M Preferred Stock is convertible, at the option of the holder, into 0.5681818 shares of AIMCO's Class A Common Stock (subject to adjustment in accordance with antidilution provisions). Through January 12, 2003, the Class M Preferred Stock entitles the holders thereof to cumulative cash dividends, in an amount per share equal to the greater of (i) $2.125 per year (equivalent to 8.5% of the $25 liquidation preference), or (ii) the cash dividends payable on the number of shares of Class A Common Stock (or portion thereof) into which a share of Class M Preferred Stock is then convertible. Beginning January 13, 2003, holders of Class M Preferred Stock are entitled to receive cumulative cash dividends in an amount per share equal to the greater of
(i) $2.3125 per year (equivalent to 9.25% of the $25 liquidation preference), or
(ii) the cash dividends payable on the number of shares of Class A Common Stock (or portion thereof) into which a share of Class M Preferred Stock is then convertible. On and after January 13, 2003 to but excluding January 13, 2004, AIMCO may redeem the Class M Preferred Stock, in whole but not in part, for cash in an amount equal to $25.50 per share, plus all accumulated, accrued and unpaid dividends to the redemption date. On and after January 13, 2004, AIMCO may redeem the Class M Preferred Stock, in whole but not in part, for cash in an amount equal to $25 per share, plus all accumulated, accrued and unpaid dividends to the redemption date.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits.

                The following exhibits are filed with this report:

Exhibit
Number          Description
-------         -----------
4.1             Articles Supplementary relating to the Class M Preferred Stock.

99.1            Press Release of AIMCO, dated January 14, 2000.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             APARTMENT INVESTMENT AND
                                             MANAGEMENT COMPANY



Date: February 23, 2000                      By:  /s/ Paul McAuliffe
                                                ---------------------------

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                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           ------------
4.1               Articles Supplementary relating to the Class M Preferred Stock.

99.1              Press Release of AIMCO, dated January 14, 2000.

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